SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 3, 1998


       Commission file number 0-9109                  Commission file number 0-9110

           MEDITRUST CORPORATION                       MEDITRUST OPERATING COMPANY
   (Exact name of registrant as specified         (Exact name of registrant as specified
              in its charter)                                in its charter)

                  Delaware                                       Delaware
      (State or other jurisdiction of                (State or other jurisdiction of
       incorporation or organization)                 incorporation or organization)

                 95-3520818                                     95-3419438
    (I.R.S. Employer Identification No.)           (I.R.S. Employer Identification No.)

        197 First Avenue, Suite 300                    197 First Avenue, Suite 100
 Needham Heights, Massachusetts 02494-9127      Needham Heights, Massachusetts 02494-9127
      (Address of principal executive                (Address of principal executive
        offices including zip code)                    offices including zip code)

               (781) 433-6000                                 (781) 453-8062
      (Registrant's telephone number,                (Registrant's telephone number,
            including area code)                           including area code)

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Item 5. Other Events

     On August 3, 1998, Abraham D. Gosman resigned from the positions of Director and Chairman of the Boards of The Meditrust Companies and Chief Executive Officer and Treasurer of Meditrust Operating Company. Thomas M. Taylor was appointed Interim Chairman of The Meditrust Companies. David F. Benson, President of Meditrust Corporation since 1991 and Treasurer since 1985, will serve as Interim Chief Executive Officer of Meditrust Corporation.

Item 7. Financial Statements and Exhibits

     (a) Financial Statements

         None.

     (b) Financial Information

         None.

     (c) Exhibits

         See attached Exhibit Index.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Date: August 4, 1998                MEDITRUST CORPORATION

                                    By: /s/ David F. Benson
                                        -------------------------
                                        David F. Benson, Chief Executive Officer


                                    MEDITRUST OPERATING COMPANY


                                    By: /s/ Michael J. Bohnen
                                        --------------------------
                                        Michael J. Bohnen, Secretary


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Exhibit Index

99.1 Press Release of The Meditrust Companies dated August 4, 1998